UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2007
CONIHASSET CAPITAL
PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-52011 (Commission File Number)	20-4414490 (I.R.S. Employer Identification No.)
Two International Place, 16th Floor
Boston, MA 02110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (617) 235-7215
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

Effective August 31, 2007, upon the recommendation of the Audit Committee of the Board of Directors of Conihasset Capital Partners, Inc. (the “Company”), the Company dismissed Friedman LLP (“Friedman”) as its independent registered public accounting firm.

The audit reports of Friedman for the period of inception (March 1, 2006) through March 31, 2006 and for the period of inception (March 1, 2006) through December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company’s financial statements for the period of inception (March 1, 2006) through March 31, 2006 and for the period of inception (March 1, 2006) through December 31, 2006, and subsequent interim period through August 31, 2007, there have been no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman would have caused it to make reference of such disagreements in connection with its audit reports. During the period of inception (March 1, 2006) through March 31, 2006 and for the period of inception (March 1, 2006) through December 31, 2006, and subsequent interim period through August 31, 2007, there were no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-B.

The Company has requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 7, 2007 is filed as Exhibit 16.1 to this current report on Form 8-K.

New Independent Registered Public Accounting Firm

The Company's Board of Directors has authorized the appointment of Marcum & Kliegman LLP (“M&K”) to serve as the Company's independent registered public accounting firm for the quarterly review of the condensed consolidated balance sheet as of September 30, 2007 and the related condensed consolidated statements of operations, stockholders’ equity and cash flows for the period then ended and for the fiscal year ending December 31, 2007, effective August 31, 2007. During the fiscal year ended December 31, 2006, and prior to the appointment of M&K, neither the Company, nor anyone on its behalf, consulted with M&K regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a)-(c) Financial Statements of the Business Acquired; Pro forma Financial Information, Shell Company Transactions.

Not applicable.

(d) Exhibits.

16.1	Letter from Friedman LLP dated September 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2007	CONIHASSET CAPITAL PARTNERS, INC.

	By:	/s/ Richard D. Bailey
Richard D. Bailey
President and Chief Executive Officer